EXHIBIT 10.7

AMENDMENT #1

TO OPTION AGREEMENT

This Amendment #1 to September 15,2004 Agreement (“Amendment”) is made and entered into as of September 15, 2006 by and between Refinery Science Corp. (”Optionee”) and The University of Texas at El Paso (“University”), a component of the University of Texas System (“System”).

RECITALS

A. Optionee and University entered into a Option Agreement dated September 15, 2004 (the Option Agreement).

B. Optionee and University wish to amend the terms of the Option Agreement as to extend the period of the agreement to 36 months for a payment of $3,500.

NOW, THEREFORE, it is hereby agreed as follows:

1. Section 1 of the Option Agreement shall be revised to read in its entirety as follows:

This AGREEMENT is effective as of September 15, 2004 (“EFFECTIVE DATE”) for a period of 36 months (the “OPTION PERIOD”).

2. Section 6.1 of the Option Agreement shall be revised to read in its entirety as follows:

In consideration for the option granted herein, OPTIONEE agrees to pay BOARD $3,500 within 30 days after the EFFECTIVE DATE.

3. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Option Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, Optionee and University have entered into this Amendment effective as of the date first set forth above.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		REFINERY SCIENCE CORP.

By		By
	Cynthia Vizcaino Viva, Vice President for Business Affairs		David Rendina, CEO

Date: ___________________________

Date: ____________________________

Approved as to Content:

By
Dr. Roberto Osegueda, Vice President for Research

Date: ____________________________